DEBT	12 Months Ended
Dec. 28, 2019
DEBT

NOTE 4. DEBT

Short-Term Borrowings

We had $83.2 million and $131 million of borrowings from U.S. commercial paper issuances outstanding at December 28, 2019 and December 29, 2018, respectively, with a weighted average interest rate of 1.98% and 2.75%, respectively.

We have a Euro-Commercial Paper Program under which we may issue unsecured commercial paper notes up to a maximum aggregate amount outstanding of $500 million. Proceeds from issuances under this program may be used for general corporate purposes. The maturities of the notes vary, but may not exceed 364 days from the date of issuance. Our payment obligations with respect to any notes issued under this program are backed by our revolving credit facility (the “Revolver”). There are no financial covenants under this program. We had a balance of $50.1 million outstanding under this program as of December 28, 2019. There was no balance outstanding as of December 29, 2018.

Short-Term Credit Facilities

In November 2017, we amended and restated the Revolver, increasing the amount available  from certain domestic and foreign banks from $700 million to $800 million. The amendment also extended the Revolver’s maturity date to November 8, 2022. The Revolver is used as a back-up facility for our commercial paper program and can be used for other corporate purposes.

No balance was outstanding under the Revolver as of December 28, 2019 or December 29, 2018. Commitment fees associated with the Revolver in 2019, 2018, and 2017 were $1.2 million, $1.2 million, and $1.1 million, respectively.

Subsequent to our fiscal year-end 2019, in February 2020, we again amended and restated the Revolver, extending the maturity date to February 13, 2025. The maturity date may be extended for an additional one-year period under certain circumstances. The commitments under the Revolver may be increased by up to $400 million, subject to lender approvals and customary requirements.

In addition to the Revolver, we have significant short-term lines of credit available in various countries of approximately $330 million in the aggregate at December 28, 2019.  These lines may be cancelled at any time by us or the issuing banks.  Short-term borrowings outstanding under our lines of credit were $37.4 million and $45.5 million at December 28, 2019 and December 29, 2018, respectively, with a weighted average interest rate of 6.4% and 7%, respectively.

From time to time, certain of our subsidiaries provide guarantees on certain arrangements with banks. Our exposure to these guarantees is not material.

Long-Term Borrowings

In December 2018, we issued $500 million of senior notes, due December 2028. These senior notes bear an interest rate of 4.875% per year, payable semiannually in arrears. The net proceeds from this offering, after deducting underwriting discounts and offering expenses, were $493.3 million, which we used to repay commercial paper borrowings. Prior to the issuance of these senior notes, we used commercial paper borrowings in August 2018 to fund our $200 million contribution to the Avery Dennison Pension Plan in connection with its termination.  Refer to Note 6, “Pension and Other Postretirement Benefits.”

In March 2017, we issued €500 million of senior notes, due March 2025. These senior notes bear an interest rate of 1.25% per year, payable annually in arrears. The net proceeds from this offering, after deducting underwriting discounts and estimated offering expenses, were $526.6 million (€495.5 million), a portion of which we used to repay commercial paper borrowings used to finance a portion of our purchase price for the acquisition of Mactac, and the remainder of which we used for general corporate purposes and the 2017 Acquisitions. Refer to Note 5, "Financial Instruments," for more information.

Long-term debt, including its respective interest rates, at year-end are shown below.

(In millions)	2019	2018
Long-term debt
Medium-term notes:
Series 1995 due 2020 through 2025	$45.0	$45.0
Long-term notes:
Senior notes due 2020 at 5.4%	250.0	249.7
Senior notes due 2023 at 3.4%	249.1	248.9
Senior notes due 2025 at 1.25%(1)	553.4	569.0
Senior notes due 2028 at 4.875%	493.9	493.3
Senior notes due 2033 at 6.0%	148.9	148.8
Other borrowings(2)	—	14.4
Less amount classified as current	(265.0)	(18.2)
Total long-term debt(3)	$1,475.3	$1,750.9
(1)	These senior notes are euro-denominated.
(2)	Other borrowings consisted of long-term bank borrowings by foreign subsidiaries.
(3)	Includes unamortized debt issuance cost and debt discount of $5.6 million and $5.7 million, respectively, as of year-end 2019 and $6.8 million and $6.3 million, respectively, as of year-end 2018.

At year-end 2019 and 2018, our medium-term notes had maturities from 2020 through 2025 and accrued interest at a weighted average fixed rate of 7.5%.

We expect maturities of our long-term debt for each of the next five fiscal years and thereafter to be as follows:

Year	(In millions)
2020 (classified as current)	$265.0
2021	—
2022	—
2023	250.0
2024	—
2025 and thereafter	1,236.5

Refer to Note 7, “Commitments and Leases,” for information related to finance leases.

Other

The Revolver contains financial covenants requiring that we maintain specified ratios of total debt and interest expense in relation to certain measures of income.  As of December 28, 2019 and December 29, 2018, we were in compliance with our financial covenants.

Our total interest costs in 2019, 2018, and 2017 were $81.1 million, $63.8 million, and $67.9 million, respectively, of which $5.3 million, $5.3 million, and $4.9 million, respectively, was capitalized as part of the cost of assets.

The estimated fair value of our long-term debt is primarily based on the credit spread above U.S. Treasury securities or euro government bond securities, as applicable, on notes with similar rates, credit ratings, and remaining maturities. The fair value of short-term borrowings, which includes commercial paper issuances and short-term lines of credit, approximates carrying value given the short duration of these obligations. The fair value of our total debt was $2.05 billion at December 28, 2019 and $2 billion at December 29, 2018. Fair value amounts were determined based primarily on Level 2 inputs, which are inputs other than quoted prices in active markets that are either directly or indirectly observable.  Refer to Note 1, “Summary of Significant Accounting Policies,” for more information.